FENIMORE ASSET MANAGEMENT TRUST

FAM Equity-Income Fund (the “Fund”)

Institutional Shares

Supplement dated June 4, 2019

to the

Prospectus

dated May 1, 2019 as revised May 14, 2019

and the

Statement of Additional Information

dated May 1, 2019

This supplement updates certain information in the Prospectus and the Statement of Additional Information (the “SAI”) of the FAM Equity-Income Fund to revise information contained therein as described below. For more information or to obtain a copy of the Prospectus or the SAI, free of charge, please contact the Fund at (800) 932-3271.

1.	Change in the Name of the Fund

Effective as of June, 30, 2019, the Fund will change its name to “FAM Dividend Focus Fund”. The investment objective and the principal investment strategies of the Fund are not being changed in connection with the name change and, therefore, the Fund will continue to seek to provide current income as well as long-term capital appreciation by investing primarily (at least 80% of its total assets) in income-producing stocks that pay dividends. In addition, the current Portfolio Co-Managers for the Fund, Thomas O. Putnam and Paul C. Hogan, who have co-managed the Fund since the Fund’s inception in 1996, will continue to manage the Fund.

Please retain this Supplement for future reference.